                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                Amendment No. 2

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                August 7, 1997
                                --------------

                             OMNIPOINT CORPORATION
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      0-27442             04-2969720
       --------                      -------             ----------
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                         Identification No.)



                            3 Bethesda Metro Center
                                   Suite 400
                              Bethesda, MD  20814
                              -------------------
              (Address of principal executive offices) (Zip Code)


                                 (301) 951-2500
                                 --------------
                        (Registrant's telephone number)
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Item 7.

Financial Statements and Exhibits.
---------------------------------

(c)  Exhibits.

     Exhibit No.                    Description                   Page No.
     -----------                    -----------                   --------

       10.1         Loan Agreement by and among Omnipoint MB
                    Holdings, Inc., Ericsson Inc and certain other lenders named therein, dated
                    July 25, 1997.






SIGNATURES
----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 24, 2000
                                            OMNIPOINT CORPORATION



                                            By:  /s/ Harry Plonskier
                                               -----------------------------
                                               Harry Plonskier
                                               Acting Chief Financial Officer


                                      -3-
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                             OMNIPOINT CORPORATION

                                    FORM 8-K

                                 EXHIBIT INDEX


                                                            Sequentially
Exhibit No.                 Description                     Numbered Pages
-----------                 -----------                     --------------

 10.1          Loan Agreement by and among Omnipoint MB
               Holdings, Inc., Ericsson Inc and certain other lenders named therein, dated
               July 25, 1997.



                                      -4-